Exhibit 32.1

Certification Pursuant to 18. U.S.C. Section 1350

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of CollaGenex Pharmaceuticals, Inc. (the “Company”) for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Colin W. Stewart, Chief Executive Officer of the Company, and Nancy C. Broadbent, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Colin W. Stewart
Dated: March 16, 2007	Colin W. Stewart
Chief Executive Officer

/s/ Nancy C. Broadbent
Dated: March 16, 2007	Nancy C. Broadbent
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to CollaGenex Pharmaceuticals, Inc. and will be retained by CollaGenex Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.